SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2010

RESOURCE EXCHANGE OF AMERICA CORP.

 (Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

27 Fletcher Ave. Sarasota, FL 34237
(Address of principal executive offices)

941-312-0330
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Convertible Line of Credit Note

On March 18, 2010, Resource Exchange of America Corp, a Florida corporation, (the "Company") entered into a Line of Credit Note (the "Original Note") with SKI, Inc., an entity controlled by Dana J. Pekas, the majority stockholder of the Company. Under the terms of the Original Note, the Company may borrow, from time to time, up to the maximum principal amount of the Original Note, which is $150,000, for general working capital. The minimum advance under the Original Note is $25,000 and the interest rate of the Original Note is 8%. The Original Note contains customary events of default, including, among others, non-payment of principal and interest and in the event the Company is involved in certain insolvency proceedings. In the event of a default, all of the obligations of the Company under the Original Note may be declared immediately due and payable. The Original Note is unsecured and all borrowings plus interest are due on demand.

On October 21, 2010, the Company entered into a Convertible Line of Credit Note (the “Convertible Note”) with SKI, Inc. to replace and supersede the Original Note.  Under the terms of the Convertible Note, the Company may borrow, from time to time, up to the maximum principal amount of the Convertible Note, which is $150,000, for general working capital. The minimum advance under the Convertible Note is $1,000 and the interest rate of the Convertible Note is 8%.  The Convertible Note contains customary events of default, including, among others, non-payment of principal and interest and in the event the Company is involved in certain insolvency proceedings. In the event of a default, all of the obligations of the Company under the Convertible Note may be declared immediately due and payable. The Convertible Note is unsecured and all borrowings plus interest are due on demand.

Under the terms of the Convertible Note, the Company covenants and promises, with certain exceptions, not to encumber any of its assets or those of any of its subsidiaries without the written consent of SKI, Inc.  The Convertible Note also provides a conversion option whereby SKI, Inc. may elect to convert the entire principal amount of the Convertible Note and any accrued interest thereon into shares of the Company’s common stock.  In the event of conversion, the Company shall be forever released from all of its obligations and liabilities under the Convertible Note.

The above description of the Convertible Note is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein. A copy of the Convertible Note is filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 10.1.

Asset Acquisition Agreement

On February 22, 2010, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with UTP Holdings, LLC, a privately held Florida limited liability company ("UTP").  In accordance with the terms and provisions of the Purchase Agreement, the Company acquired one hundred percent of the assets of UTP in exchange for (i) the assumption (the “Assumption”) of the outstanding balance of a line of credit issued to Dana J. Pekas, UTP's majority shareholder, by Regions Bank (f/k/a AmSouth Bank) in an amount of up to $800,000 which shall be fully repaid on or before December 31, 2010 (the “Line of Credit”); and, (ii) the issuance of a two hundred fifty thousand dollar ($250,000) 10% Convertible Promissory Note (the “Promissory Note”), with such Note being fully due and payable on or before December 31, 2010.

Amendment No. 1

On October 21, 2010, the Company entered into an Amendment to and Extension of Assumption of Obligations (“Amendment No. 1”) to the Purchase Agreement with UTP.  Under the terms of Amendment No. 1, the Company and UTP have agreed to extend the Company’s obligations under the Assumption until December 31, 2011. Amendment No. 1 includes a covenant whereby the Company promises, with certain exceptions, not to encumber any of its assets or those of any of its subsidiaries without the written consent of Dana Pekas.

Amendment No. 1 also provides a conversion option whereby Dana Pekas, at any time during the term of this Assumption, may elect to convert the entire balance of principal and interest outstanding on the Line of Credit into shares of the Company’s common stock.  In the event of conversion, the Company shall be forever released from all of its obligations and liabilities with regard to that portion of the principal amount being converted including without limitation, the obligation to pay such portion of the principal amount and accrued interest.

The above description of Amendment No. 1 to the Purchase Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein.  A copy of Amendment No. 1 is filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 10.2.

Amendment No. 2

On October 21, 2010, the Company entered into an Amendment to and Extension of the Convertible Promissory Note (“Amendment No. 2”) to the Purchase Agreement with UTP.  Under the terms of Amendment No. 2, the Company and UTP have agreed to extend the Company’s obligations under the Promissory Note until December 31, 2011. Amendment No. 2 includes a covenant whereby the Company promises, with certain exceptions, not to encumber any of its assets or those of any of its subsidiaries without the written consent of Dana Pekas.

The above description of Amendment No. 2 to the Purchase Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein.  A copy of Amendment No. 2 is filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 10.3.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

The information provided above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Convertible Line of Credit Note dated October 21, 2010
10.2	Amendment No. 1 to the Purchase Agreement dated October 21, 2010
10.3	Amendment No. 2 to the Purchase Agreement dated October 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE EXCHANGE OF AMERICA CORP.

Date: October 21, 2010	By:	/s/ Dana J. Pekas
Dana J. Pekas
Chief Executive Officer & President

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